Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT No. 1 (this “Amendment”), dated as of May 24, 2019, to the Credit Agreement dated as of March 4, 2019 (the “Credit Agreement”) is by and among II-VI Incorporated (the “Borrower”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and an L/C Issuer, and the other L/C Issuers and Lenders from time to time party thereto.

W I T N E S E T H :

WHEREAS, pursuant to Section 10.01(a) of the Credit Agreement, the Borrower has requested an increase in Term A Loan Commitments of the Lenders from $1,175,000,000 to $1,255,000,000;

WHEREAS, the Borrower has requested that JPMorgan Chase Bank, N.A., Raymond James Bank, N.A., Taiwan Business Bank, Banner Bank and Tristate Capital Bank (each such financial institution an “Additional Term A Lender”) to provide Term A Loan Commitments under the Credit Agreement and such Additional Term A Lenders have agreed to join the Credit Agreement as Lenders holding Term A Loan Commitments on the terms and subject to the conditions set forth herein and therein;

WHEREAS, the Borrower has requested that JPMorgan Chase Bank, N.A., (the “Additional Revolving Lender”) become a Revolving Lender under the Credit Agreement and such Additional Revolving Lender has agreed to join the Credit Agreement as a Lender holding Revolving Commitments on the terms and subject to the conditions set forth herein and therein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in this Amendment has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Amendments. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)     The definition of “Term A Loan Commitment” is hereby amended by deleting “$1,175,000,000” at the end thereof and inserting “$1,255,000,000” in replace thereof; and

(b)    Replacing Schedule 2.01 in its entirety with the Schedule 2.01 attached hereto as Annex I.

SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5. Effect of Amendment.

(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby).

(b)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(c)    Each of the parties hereto agrees that after the Amendment Effective Date, each Additional Term A Lender shall be deemed a “Lender” and “Term A Lender” under the Credit Agreement and each reference in the Loan Documents to a “Lender”, “Term A Lender” or words of like import referring to Lenders shall be deemed to include each Additional Term A Lender and each such Additional Term A Lender shall assume all of the rights and obligations of a Term A Lender under the Credit Agreement as modified hereby.

(d)    Each of the parties hereto agrees that after the Amendment Effective Date, each Additional Revolving Lender shall be deemed a “Lender” and “Revolving Lender” under the Credit Agreement and each reference in the Loan Documents to a “Lender”, “Revolving Lender” or words of like import referring to Lenders shall be deemed to include each Additional Revolving Lender and each such Additional Revolving Lender shall assume all of the rights and obligations of a Revolving Lender under the Credit Agreement as modified hereby.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof only upon the receipt by the Administrative Agent (or its counsel) of a counterpart signature page of this Amendment duly executed by the Company, the Administrative Agent, the Required Lenders, each Additional Term A Lender and each Additional Revolving Lender (the date of such receipt being referred to herein as the (the “Amendment Effective Date”).

[signatures follow on next page]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

II-VI INCORPORATED, as Borrower

By:	/s/ Mary Jane Raymond
Name:	Mary Jane Raymond
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A., as Lender

/s/ Susan Rich
Name:	Susan Rich
Title:	Vice President

[Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as Lender

/s/ Mary Molnar
Name:	Mary Molnar
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

BANK OF MONTREAL, as Lender

/s/ Michael Kus
Name:	Michael Kus
Title:	Managing Director

[Signature Page to Amendment No. 1]

FIFTH THIRD BANK, as Lender

By:	/s/ Joe Alexander
Name:	Joe Alexander
Title:	Principal

[Signature Page to Amendment No. 1]

MUFG UNION BANK, N.A., as Lender

By:	/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

[Signature Page to Amendment No. 1]

SUNTRUST BANK, as Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

[Signature Page to Amendment No. 1]

TD Bank, N.A., as Lender

By:	/s/ Matt Waszmer
Name:	Matt Waszmer
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

First National Bank of Pennsylvania, as Lender

By:	/s/ Dennis F. Lennon
Name:	Dennis F. Lennon
Title:	Vice President

[Signature Page to Amendment No. 1]

HSBC Bank USA, N.A., as Lender

By:	/s/ Michael Madden
Name:	Michael Madden
Title:	Vice President

[Signature Page to Amendment No. 1]

SANTANDER BANK, N.A., as Lender

By:	/s/ Audra E. Glassmire
Name:	Audra E. Glassmire
Title:	Senior Vice President

By:	/s/ Joseph J. Sigle
Name:	Joseph J. Sigle
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

Mizuho Bank, Ltd., as Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Executive Director

[Signature Page to Amendment No. 1]

RAYMOND JAMES BANK, N.A., as Lender

By:	/s/ Douglas S. Marron
Name:	Douglas S. Marron
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

TAIWAN BUSINESS BANK, Los Angeles Branch, as Lender

By:	/s/ Shenn Bao Jean
Name:	Shenn Bao Jean
Title:	General Manager

[Signature Page to Amendment No. 1]

Banner Bank, as Lender

By:	/s/ Thomas Marks
Name:	Thomas Marks
Title:	Vice President

[Signature Page to Amendment No. 1]

TRISTATE CAPITAL, as Lender

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President

[Signature Page to Amendment No. 1]

ANNEX I

[Schedule 2.01 (Commitments) has been omitted pursuant to Item 601(a)(5) of Regulation S-K.]